UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01   Entry into a Material Definitive Agreement

Indenture and Notes Issuance

On February 12, 2021, Full House Resorts, Inc. (the “Company”) closed its previously announced private offering of $310 million aggregate principal amount of 8.25% Senior Secured Notes due 2028 (the “Notes” and the offering of the Notes, the “Notes Offering”). The Notes were issued pursuant to an indenture, dated as of February 12, 2021 (the “Indenture”), among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

The Notes bear interest at a rate of 8.25% per year and mature on February 15, 2028. Interest on the Notes is payable on February 15 and August 15 of each year, with interest beginning to accrue on February 12, 2021. The first interest payment date is August 15, 2021. The net proceeds from the sale of the Notes are expected to be used (i) to redeem all of the outstanding Senior Secured Notes due 2024, (ii) to fund the expansion and redevelopment of the Cripple Creek project, including designing, developing, constructing, equipping and opening the planned redevelopment and expansion (the “Cripple Creek Project”), (iii) to pay the transaction fees and expenses related to the Notes Offering, (iv) to repurchase warrants, and (v) for general corporate purposes, including acquisitions and investments.

The Company may redeem some or all of the Notes at any time on or after February 15, 2024, for cash at the redemption prices set forth set forth in the Indenture plus accrued and unpaid interest to the redemption date. On or prior to February 15, 2024, the Company may redeem up to 35% of the original principal amount of the Notes with proceeds of certain equity offerings at a redemption price of 108.25%, plus accrued and unpaid interest to the redemption date. In addition, the Company may redeem some or all of the Notes prior to February 15, 2024 at a redemption price of 100% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date and a “make-whole” premium. In addition, the Notes are subject to disposition and redemption requirements imposed by gaming laws and regulations of applicable gaming regulatory authorities. The Company may also be required to offer to purchase some or all of the Notes upon the sale of certain assets, upon certain changes of control, or should the Company have certain unused funds in the construction disbursement account following the completion date of the Cripple Creek Project.

The Notes are guaranteed, jointly and severally (such guarantees, the “Guarantees”), by each of the Company’s restricted subsidiaries (collectively, the “Guarantors”). The Notes and the Guarantees will be the Company’s and the Guarantor’s general senior secured obligations, subject to the terms of the Collateral Trust Agreement (as defined in the Indenture) ranking senior in right of payment to all of the Company’s and the Guarantor’s existing and future debt that is expressly subordinated in right of payment to the Notes and the Guarantees, if any, ranking equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior debt, including borrowings under a planned $15.0 million revolving credit facility (“Credit Facility”). Under the Collateral Trust Agreement, the proceeds of any collection or realization of collateral securing the Notes, or any other value received on account or in connection with remedies with respect to the collateral securing the Notes (in each case other than in respect of the securities accounts and the deposit accounts established pursuant to the Cash Collateral and Disbursement Agreement, as defined in the Indenture) and certain other amounts will be applied to borrowings under the Credit Facility prior to payment on the Notes.

The Notes, together with borrowings under the Credit Facility, are equally and ratably secured by a first priority security interest in, subject to certain exceptions and limitations and the terms of the Collateral Trust Agreement, the Company’s and the Guarantors’ furniture, equipment, inventory, accounts receivable, other personal property and real property. Additionally, the Notes (but not the borrowings under the Credit Facility) will be secured by a first priority security interest in the securities accounts and the deposit accounts established pursuant to the Cash Collateral and Disbursement Agreement.

The Indenture contains covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: (i) pay dividends or distributions or make certain other restricted payments or investments; (ii) incur or guarantee additional indebtedness or issue certain disqualified or preferred stock; (iii) create subsidiaries; (iv) create liens; (v) transfer and sell assets; (vi) merge, consolidate or sell, transfer or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with affiliates. Additionally, upon the occurrence of specified change of control triggering events, the Company will be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the repurchase date.  The Indenture also contains customary events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest on all the then-outstanding Notes issued under the Indenture to be due and payable.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of the Notes (included in the Indenture), which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act. The Notes and related guarantees have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01   Other Events

As noted above, the Company used a portion of net proceeds from the sale of the Notes to redeem all of the Company’s Senior Secured Notes due 2024, which had $106.8 million outstanding as of December 31, 2020. Upon application of such proceeds from the Notes, the indenture governing the Senior Secured Notes due 2024 was satisfied and discharged.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	4.1*	Indenture (including form of Notes), dated as of February 12, 2021, among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

* Filed herewith

Cautionary Statement Regarding Forward-looking Statements

The information contained in this Current Report on Form 8-K contains statements by the Company that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Some forward-looking statements in this report include the Company’s intended use of proceeds from the Notes Offering and the consummation of the planned Credit Facility. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the Company’s ability to repay its substantial indebtedness; the Company’s ability to close on its planned Credit Facility; the potential for additional adverse impacts from the COVID-19 pandemic on the Company’s business, construction projects, indebtedness, financial condition and operating results; risks associated with the failure of completing the Cripple Creek Project on budget or on time; risks of having insufficient funds to complete the Cripple Creek Project in the event construction costs exceed budgeted amounts plus contingencies; failure to obtain or retain necessary licenses, permits and approvals for the Cripple Creek Project; lack of commercial success and financial performance of the Cripple Creek Project and the Company’s other capital projects; failure to comply with the terms of the Company’s disbursement agreement could limit the Company’s access to funds; mechanic’s liens on real property collateral may have priority over the liens securing the Notes; actions by government officials at the federal, state or local level with respect to steps to be taken, including, without limitation, additional shutdowns, travel restrictions, social distancing measures or shelter-in-place orders, in connection with the COVID-19 pandemic; the Company’s ability to effectively manage and control expenses as a result of the pandemic; the impact of temporary or extended shutdowns on the Company’s ability to maintain compliance with the term and conditions of its debt and other material contracts; the Company’s ability to maintain strong relationships with its regulators, employees, lenders, suppliers, customers, insurance carriers, and other stakeholders; the impact of any uninsured losses; disruptions or shortages in the Company’s labor supply; the adverse impact of cancellations and/or postponements of hotel stays and convention and trade shows on the Company’s business, market position, growth, financial condition and operating results; changes in guest visitation or spending patterns due to health or other concerns; the Company’s ability to successfully implement its growth strategies, including the Cripple Creek Project, capital investments and potential acquisitions; risks related to entering into sports betting operations, including the Company’s ability to establish and maintain relationships with key partners or vendors, the ability and/or willingness of the Company’s partners to sustain sports betting operations should they experience an extended period of unprofitability, and the ability to replace existing partners or vendors on similar terms as our existing contracts; risks related to entering into the sports wagering agreements, including the ability of the parties to perform their obligations under the respective agreements; a decrease in overall demand as other competing entertainment venues re-open; construction risks and cost overruns; dependence on existing management; competition; effectiveness of expense and operating efficiencies; general macroeconomic conditions; and regulatory and business conditions in the gaming industry (including the possible authorization or expansion of gaming in the states in which the Company operates or nearby states). Additional information concerning potential factors that could affect the Company’s financial condition and results of operations is included in the reports the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year and its other periodic reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaim any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those indicated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: February 12, 2021	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer